Fourth Quarter 2025 Update Max K. Brodén Senior Executive Vice President CFO, Aflac Incorporated

Forward-Looking Information and Non-U.S. GAAP Financial Measures The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” to encourage companies to provide prospective information, so long as those informational statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those included in the forward-looking statements. Aflac Incorporated (the Parent Company) and its subsidiaries (collectively with the Parent Company, the Company) desire to take advantage of these provisions. This document contains cautionary statements identifying important factors that could cause actual results to differ materially from those projected herein, and in any other statements made by Company officials in communications with the financial community and contained in documents filed with the Securities and Exchange Commission (SEC). Forward-looking statements are not based on historical information and relate to future operations, strategies, financial results or other developments. Furthermore, forward-looking information is subject to numerous assumptions, risks and uncertainties. In particular, statements containing words such as “expect,” “anticipate,” “believe,” “goal,” “objective,” “may,” “should,” “estimate,” “intends,” “projects,” “will,” “assumes,” “potential,” “target,” "outlook" or similar words as well as specific projections of future results, generally qualify as forward-looking. The Company undertakes no obligation to update such forward-looking statements. The Company cautions readers that the following factors, in addition to other factors mentioned from time to time, could cause actual results to differ materially from those contemplated by the forward-looking statements: Non-U.S. GAAP Financial Measures and Reconciliations This document includes references to the Company’s financial performance measures which are not calculated in accordance with United States generally accepted accounting principles (U.S. GAAP) (non-U.S. GAAP). The financial measures exclude items that the Company believes may obscure the underlying fundamentals and trends in insurance operations because they tend to be driven by general economic conditions and events or related to infrequent activities not directly associated with insurance operations. Definitions of the Company’s non-U.S. GAAP financial measures and applicable reconciliations to the most comparable U.S. GAAP measures are provided as appropriate. Due to the size of Aflac Japan, where the functional currency is the Japanese yen, fluctuations in the yen/dollar exchange rate can have a significant effect on reported results. In periods when the Japanese yen weakens, translating Japanese yen into U.S. dollars results in fewer U.S. dollars being reported. When the Japanese yen strengthens, translating Japanese yen into U.S. dollars results in more U.S. dollars being reported. Consequently, Japanese yen weakening has the effect of suppressing current period results in relation to the comparable prior period, while Japanese yen strengthening has the effect of magnifying current period results in relation to the comparable prior period. A significant portion of the Company’s business is conducted in Japanese yen and never converted into U.S. dollars but translated into U.S. dollars for U.S. GAAP reporting purposes, which results in foreign currency impact to earnings, cash flows and book value on a U.S. GAAP basis. Management evaluates the Company's financial performance both including and excluding the impact of foreign currency translation to monitor, respectively, cumulative currency impacts and the currency-neutral operating performance over time. The average yen/dollar exchange rate is based on the published MUFG Bank, Ltd. telegraphic transfer middle rate (TTM). 2 • difficult conditions in global capital markets and the economy, including inflation • defaults and credit downgrades of investments • global fluctuations in interest rates and exposure to significant interest rate risk • concentration of business in Japan • limited availability of acceptable yen-denominated investments • foreign currency fluctuations in the yen/dollar exchange rate • differing interpretations applied to investment valuations • significant valuation judgments in determination of expected credit losses recorded on the Company's investments • decreases in the Company's financial strength or debt ratings • decline in creditworthiness of other financial institutions • the Company's ability to attract and retain qualified sales associates, brokers, employees, and distribution partners • deviations in actual experience from pricing and reserving assumptions • ability to continue to develop and implement improvements in information technology systems and on successful execution of revenue growth and expense management initiatives • interruption in telecommunication, information technology and other operational systems, or a failure to maintain the security, confidentiality, integrity or privacy of sensitive data residing on such systems, and uncertainty regarding the impact of the incident involving unauthorized access to the Company’s network in June 2025 • subsidiaries' ability to pay dividends to the Parent Company • inherent limitations to risk management policies and procedures • operational risks of third-party vendors • tax rates applicable to the Company may change • failure to comply with restrictions on policyholder privacy and information security • extensive regulation and changes in law or regulation by governmental authorities • competitive environment and ability to anticipate and respond to market trends • catastrophic events, including, but not limited to, as a result of climate change, epidemics, pandemics, tornadoes, hurricanes, earthquakes, tsunamis, war or other military action, major public health issues, terrorism or other acts of violence, and damage incidental to such events • ability to protect the Aflac brand and the Company's reputation • ability to effectively manage key executive succession • changes in accounting standards • level and outcome of litigation or regulatory inquiries • allegations or determinations of worker misclassification in the United States

$1.56 $1.57 4Q24 4Q25 Earnings Per Share $3.42 $2.64 4Q24 4Q25 Net EPS (diluted) (22.8)% $1.56 $1.57 4Q24 4Q25 Adjusted EPS (diluted)1 0.6% Adjusted EPS ex-FX1 0.6% 1Non-U.S. GAAP Financial Measure; see “Glossary of Non-U.S. GAAP Financial Measures” in Appendix for information about this measure. 3

Return on Equity 29.9% 19.0% 12.0% 11.7% 14.5% 14.5% ROE (%) Adjusted ROE (%) Adjusted ROE ex Foreign Currency Remeasurement (%) 4Q24 4Q25 1Non-U.S. GAAP Financial Measure; see “Glossary of Non-U.S. GAAP Financial Measures” in Appendix for information about this measure. 4 11

1 Premium persistency presented on a 12-month rolling basis for all periods. Beginning January 2025, the Company implemented a new methodology of calculating persistency rate which excludes annuitizations, premium halving and waiver premium from the terminations; prior periods have not been retroactively adjusted. Aflac Japan Premium Persistency Remains Solid1 93.4% 93.8% 93.7% 93.3% 93.1% 4Q24 1Q25 2Q25 3Q25 4Q25 5

Aflac U.S. Premium Persistency Remains Solid 79.3% 79.3% 79.2% 79.0% 79.2% 4Q24 1Q25 2Q25 3Q25 4Q25 6

Adjusted Leverage Ratio1 Target range of 20-25% 22.3% 22.7% 24.7% 23.2% 22.2% 19.7% 20.7% 22.5% 22.0% 21.4% GAAP Leverage Ratio Adjusted Leverage Ratio 4Q24 1Q25 2Q25 3Q25 4Q25 1Adjusted Leverage ratio is computed as: Adjusted debt to Adjusted capitalization ex-AOCI. See “Adjusted Leverage Ratios” in Appendix for more information about this measure and its calculation. 7

Regulatory ESR with USP (Japan) Combined RBC Ratio (U.S.) Strong Capital Ratios1 Estimates as of December 31, 2025 230% 253% 170% 1The target minimum and maximum are based on our internal operating ranges. 2Estimated regulatory ESR with undertaking-specific parameter (USP); USP accounts for an estimated 18 points of regulatory ESR. 3Estimated Combined RBC ratio is the aggregated ratio of four subsidiaries: American Family Life Assurance Company of Columbus, Continental American Insurance Company, American Family Life Assurance Company of New York and Tier One Insurance Company. 575% 8 Target maximum Target minimum 450% 350% 2 3 USP

Aflac ESR and Combined RBC Ratio Sensitivities Estimates as of December 31, 2025 1 Represents stress of migrating 20% of the investment portfolio downward approximately 2 notches on average. 2 Represents credit default equivalent to 0.5% of the bond portfolio with recovery adjustment. 3 Represents a 10% decline in the market value of equity investments – unaffiliated common stocks and private equity – in the portfolio, which reduces both equity risk (denominator) and surplus (numerator) of the ratio. 9

Capital Deployment Dividends and Share Repurchase (In Millions) $1,027 $1,217 $1,141 $1,309 $1,103 277 317 312 309 303 750 900 829 1,000 800 Dividends Share Repurchase 4Q24 1Q25 2Q25 3Q25 4Q25 10

11 2026 Estimated Ranges Underlying earned premiums1 • -1% to -2% Benefit ratio reflects: • Lower benefit ratio of new business compared to inforce block Benefit Ratio 60% - 63% Expense Ratio 20% - 23% Pretax Profit Margin 33% - 36% 1Aflac Japan's underlying earned premiums is a measure that is calculated in Japanese yen and adjusts Aflac Japan’s net earned premiums for significant variables including the increase in paid-up policies between beginning of the comparable period and the end of the period presented, the change in deferred profit liability on limited payment contracts, and all Aflac Japan ceded premiums through both internal and external reinsurance. The change in Aflac Japan’s underlying earned premiums is reflected as a percentage change. The Company believes this measure is useful for investors to understand the impacts these items have on Aflac Japan's net earned premiums. Aflac Japan Stronger than expected pretax profit margin for 2026

12 2026 Estimated Ranges Net earned premiums: • lower end of 3% to 6% Expense ratio • scaling new business lines Benefit Ratio 48% - 52% Expense Ratio 36% - 39% Pretax Profit Margin 17% - 20% Aflac U.S. 2026 Ranges intact as new businesses continue to scale

Thank You Investors.Aflac.com

Appendix

Glossary of Non-U.S. GAAP Financial Measures The Company defines these non-U.S. GAAP financial measures as follows: • Adjusted earnings are adjusted revenues less benefits and adjusted expenses. Adjusted earnings per share (basic or diluted) are the adjusted earnings for the period divided by the weighted average outstanding shares (basic or diluted) for the period presented. The adjustments to both revenues and expenses account for certain items that are outside of management’s control because they tend to be driven by general economic conditions and events or are related to infrequent activities not directly associated with insurance operations. Adjusted revenues are U.S. GAAP total revenues excluding adjusted net investment gains and losses. Adjusted expenses are U.S. GAAP total acquisition and operating expenses including the impact of interest from derivatives associated with notes payable but excluding any non-recurring or other items not associated with the normal course of the Company’s insurance operations and that do not reflect the Company's underlying business performance. Management uses adjusted earnings and adjusted earnings per diluted share to evaluate the financial performance of the Company’s insurance operations on a consolidated basis and believes that a presentation of these financial measures is vitally important to an understanding of the underlying profitability drivers and trends of the Company’s insurance business. The most comparable U.S. GAAP financial measures for adjusted earnings and adjusted earnings per share (basic or diluted) are net earnings and net earnings per share, respectively. • Adjusted net investment gains and losses are net investment gains and losses adjusted for i) amortized hedge cost/income related to foreign currency exposure management strategies and certain derivative activity, ii) net interest income/expense from foreign currency and interest rate derivatives associated with certain investment strategies, which are both reclassified to net investment income, and iii) the impact of interest from derivatives associated with notes payable, which is reclassified to interest expense as a component of total adjusted expenses. The Company considers adjusted net investment gains and losses important as it represents the remainder amount that is considered outside management’s control, while excluding the components that are within management’s control and are accordingly reclassified to net investment income and interest expense. The most comparable U.S. GAAP financial measure for adjusted net investment gains and losses is net investment gains and losses. • Adjusted earnings excluding current period foreign currency impact are computed using the average foreign exchange rate for the comparable prior-year period, which eliminates fluctuations driven solely by foreign exchange rate changes. Adjusted earnings per diluted share excluding current period foreign currency impact is adjusted earnings excluding current period foreign currency impact divided by the weighted average outstanding diluted shares for the period presented. The Company considers adjusted earnings excluding current period foreign currency impact and adjusted earnings per diluted share excluding current period foreign currency impact important because a significant portion of the Company's business is conducted in Japan and foreign exchange rates are outside management’s control; therefore, the Company believes it is important to understand the impact of translating foreign currency (primarily Japanese yen) into U.S. dollars. The most comparable U.S. GAAP financial measures for adjusted earnings excluding current period foreign currency impact and adjusted earnings per diluted share excluding current period foreign currency impact are net earnings and net earnings per share, respectively. • Adjusted return on equity is annualized adjusted earnings divided by average shareholders’ equity, excluding accumulated other comprehensive income. Management uses adjusted return on equity to evaluate the financial performance of the Company’s insurance operations on a consolidated basis and believes that a presentation of this financial measure is vitally important to an understanding of the underlying profitability drivers and trends of the Company’s insurance business. The Company considers adjusted return on equity important as it excludes components of accumulated other comprehensive income, which fluctuate due to market movements that are outside management's control. The most comparable U.S. GAAP financial measure for adjusted return on equity is return on equity as determined using annualized net earnings and average total shareholders’ equity. 15

Glossary of Non-U.S. GAAP Financial Measures (cont’d) The Company defines these non-U.S. GAAP financial measures as follows: • Adjusted return on equity excluding foreign currency remeasurement is annualized adjusted earnings divided by average shareholders’ equity, excluding both accumulated other comprehensive income and the cumulative (beginning January 1, 2021) foreign currency gains/losses associated with i) foreign currency remeasurement and ii) sales and redemptions of invested assets. The Company considers adjusted return on equity excluding foreign currency remeasurement important because it excludes both accumulated other comprehensive income and the cumulative foreign currency remeasurement gains/losses, which fluctuate due to market movements that are outside management's control. The most comparable U.S. GAAP financial measure for adjusted return on equity excluding foreign currency remeasurement is return on equity as determined using annualized net earnings and average total shareholders’ equity. • Adjusted debt is the sum of notes payable, as recorded on the U.S. GAAP balance sheet, excluding 50% of subordinated debentures and perpetual bonds and all pre-funding of debt maturities. The Company considers adjusted debt important as it measures outstanding debt consistently with expectations of the Company’s rating agency stakeholders. The most comparable U.S. GAAP financial measure for adjusted debt is notes payable. • Adjusted debt including 50% of subordinated debentures and perpetual bonds is the sum of notes payable, as recorded on the U.S. GAAP balance sheet, excluding pre-funding of debt maturities. The Company considers adjusted debt including 50% of subordinated debentures and perpetual bonds important as it measures outstanding debt consistently with expectations of the Company’s rating agency stakeholders. The most comparable U.S. GAAP financial measure for adjusted debt including 50% of subordinated debentures and perpetual bonds is notes payable. • Adjusted book value is the U.S. GAAP book value (representing total shareholders’ equity), less accumulated other comprehensive income as recorded on the U.S. GAAP balance sheet. Adjusted book value per common share is adjusted book value at the period end divided by the ending outstanding common shares for the period presented. The Company considers adjusted book value and adjusted book value per common share important as they exclude accumulated other comprehensive income, which fluctuates due to market movements that are outside management’s control. The most comparable U.S. GAAP financial measures for adjusted book value and adjusted book value per common share are total book value and total book value per common share, respectively. • Adjusted book value excluding foreign currency remeasurement is the U.S. GAAP book value (representing total shareholders’ equity), less accumulated other comprehensive income as recorded on the U.S. GAAP balance sheet and excluding the cumulative (beginning January 1, 2021) foreign currency gains/losses associated with i) foreign currency remeasurement and ii) sales and redemptions of invested assets. Adjusted book value excluding foreign currency remeasurement per common share is adjusted book value excluding foreign currency remeasurement at the period end divided by the ending outstanding common shares for the period presented. The Company considers adjusted book value excluding foreign currency remeasurement and adjusted book value excluding foreign currency remeasurement per common share important as they exclude both accumulated other comprehensive income and the cumulative foreign currency remeasurement gains/losses, which fluctuate due to market movements that are outside management's control. The most comparable U.S. GAAP financial measures for adjusted book value excluding foreign currency remeasurement and adjusted book value excluding foreign currency remeasurement per common share are total book value and total book value per common share, respectively. 16

Glossary of Operational Measures The Company defines the operational measures included in this document as follows: • Operating ratios are used to evaluate the Company's financial condition and profitability. Examples include: (1) Ratios to total adjusted revenues, which present expenses as percentage of total revenues and (2) Ratios to total premium, including benefit ratio. Operating ratios include: Benefit Ratio and Expense Ratio. • Premium persistency is the percentage of premiums remaining in force at the end of a period, usually one year, and presented on a trailing 12-month average basis. For example, 95% persistency would mean that 95% of the premiums in force at the beginning of a period are still in force at the end of the period. The Company believes that this metric is a key driver of in force levels, which is a key measure of the size of the Company's business and future sources of earnings. • Aflac Inc. unencumbered liquidity predominately includes assets that are comprised of cash and cash equivalents, short-term investments, and certain marketable fixed-maturity securities, excluding assets that are pledged or otherwise committed. The Company believes this measure is important in understanding holding company liquidity. • Aflac Japan's underlying earned premiums is a measure that is calculated in Japanese yen and adjusts Aflac Japan’s net earned premiums for significant variables including the increase in paid-up policies between beginning of the comparable period and the end of the period presented, the change in deferred profit liability on limited payment contracts, and all Aflac Japan ceded premiums through both internal and external reinsurance. The change in Aflac Japan’s underlying earned premiums is reflected as a percentage change. The Company believes this measure is useful for investors to understand the impacts these items have on Aflac Japan's net earned premiums. 17

Reconciliation of Net Earnings Per Diluted Share to Adjusted Earnings Per Diluted Share Three Months Ended December 31 2025 2024 % Change Net earnings per diluted share $2.64 $3.42 (22.8)% Items impacting net earnings Adjusted net investment (gains) losses (1.13) (1.95) Other and non-recurring (income) loss — 0.04 Income tax (benefit) expense on items excluded from adjusted earnings 0.06 0.05 Adjusted earnings per diluted share 1.57 1.56 0.6% Current period foreign currency impact1 — N/A Adjusted earnings per diluted share excluding current period foreign currency impact2 $1.57 $1.56 0.6% 1Prior period foreign currency impact reflected as “N/A” to isolate change for current period only 2 Amounts excluding current period foreign currency impacts are computed using the average foreign currency exchange rate for the comparable prior year period, which eliminates fluctuations driven solely by foreign currency exchange rate changes. 18

Reconciliation of Net Earnings to Adjusted Earnings Three Months Ended December 31 (In Millions) 2025 2024 % Change Net earnings $1,379 $1,902 (27.5)% Items impacting net earnings Adjusted net investment (gains) losses (591) (1,084) Other and non-recurring (income) loss — 22 Income tax (benefit) expense on items excluded from adjusted earnings 30 25 Adjusted earnings 818 865 (5.4)% Current period foreign currency impact1 1 N/A Adjusted earnings excluding current period foreign currency impact2 $819 $865 (5.3)% 1Prior period foreign currency impact reflected as “N/A” to isolate change for current period only 2Amounts excluding current period foreign currency impacts are computed using the average foreign currency exchange rate for the comparable prior year period, which eliminates fluctuations driven solely by foreign currency exchange rate changes. 19

Reconciliation of Net Investment (Gains) Losses to Adjusted Net Investment (Gains) Losses Three Months Ended December 31 (In Millions) 2025 2024 % Change Net investment (gains) losses $(537) $(1,032) 48.0% Items impacting net investment (gains) losses: Amortized hedge costs (14) (7) Amortized hedge income 18 26 Net interest income (expense) from derivatives associated with certain investment strategies (57) (73) Impact of interest from derivatives associated with notes payable1 (1) 2 Adjusted net investment (gains) losses $(591) $(1,084) 45.5% 1Amounts are included with interest expenses that are a component of adjusted expenses. 20

Reconciliation of U.S. GAAP Return on Equity (ROE) to Adjusted ROE Three Months Ended December 31 2025 2024 U.S. GAAP ROE - Net earnings1 19.0% 29.9% Impact of excluding unrealized foreign currency translation gains (losses) (3.1) (4.8) Impact of excluding unrealized gains (losses) on securities and derivatives (1.2) 0.3 Impact of excluding effect of changes in discount rate assumptions 4.9 1.0 Impact of excluding pension liability adjustment — — Impact of excluding AOCI 0.7 (3.5) U.S. GAAP ROE - less AOCI 19.7 26.4 Differences between adjusted earnings and net earnings2 (8.0) (14.4) Adjusted ROE - reported 11.7 12.0 Impact of excluding gains (losses) associated with foreign currency remeasurement3 2.8% 2.5% Adjusted ROE, excluding impact of foreign currency remeasurement 14.5% 14.5% 1 U.S. GAAP ROE is calculated by dividing net earnings (annualized) by average shareholders’ equity. 2 See separate reconciliation of net earnings to adjusted earnings. 3 Impact of gains/losses associated with foreign currency remeasurement is calculated by excluding the cumulative (beginning January 1, 2021) foreign currency gains/ losses associated with i) foreign currency remeasurement and ii) sales and redemptions of invested assets. The impact is the difference of adjusted return on equity - reported compared with adjusted return on equity, excluding from shareholders' equity, gains/losses associated with foreign currency remeasurement. 21

Reconciliation of U.S. GAAP Book Value Per Share to Adjusted Book Value Per Share At December 31 2025 2024 % Change U.S. GAAP book value per common share $56.85 $47.45 19.8% Less: Unrealized foreign currency translation gains (losses) per common share (9.34) (9.09) Unrealized gains (losses) on securities and derivatives per common share (3.51) 0.01 Effect of changes in discount rate assumptions per common share 15.49 3.65 Pension liability adjustment per common share 0.17 0.02 Total AOCI per common share 2.80 (5.41) Adjusted book value per common share $54.06 $52.87 2.3% Less: Foreign currency remeasurement gains (losses) per common share 11.39 10.41 Adjusted book value excluding foreign currency remeasurement per common share $42.66 $42.46 0.5% 22

Adjusted Leverage Ratios At December 31 (In Millions) 2025 2024 Notes payable $8,409 $7,498 50% of subordinated debentures and perpetual bonds (285) (282) Pre-funding of debt maturities (399) — Adjusted debt1 7,725 7,216 Total Shareholders’ Equity 29,490 26,098 Accumulated other comprehensive (income) loss: Unrealized foreign currency translation (gains) losses 4,847 4,998 Unrealized (gains) losses on fixed maturity securities 1,809 (24) Unrealized (gains) losses on derivatives 13 20 Effect on change in discount rate assumptions (8,035) (2,006) Pension liability adjustment (86) (10) Adjusted book value1 28,038 29,076 GAAP capitalization $37,899 $33,596 GAAP debt to capitalization 22.2% 22.3% Adjusted capitalization ex-AOCI 1,2 $36,048 $36,574 Adjusted debt to adjusted capitalization ex-AOCI 21.4% 19.7% 1 Non-U.S. GAAP Financial Measure; see “Glossary of Non-U.S. GAAP Financial Measures” in Appendix for information about adjusted debt; adjusted book value; adjusted debt, including 50% of subordinated debentures and perpetual bonds. 2 Adjusted capitalization ex-AOCI is the sum of adjusted debt, including 50% of subordinated debentures and perpetual bonds, plus adjusted book value. 23